Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2024
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue	Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on existing vessels committed to spot and period non-cancellable time charter contracts (including fixture recaps) which includes contracted revenue linked to the BPI and BCI index calculated as of December 31, 2024, is as follows:

December 31,
2025	$104,498
2026	34,134
2027	27,547
2028	15,550
2029	9,227
Thereafter	13,778
Total	$204,734

Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance. In arriving at the minimum future charter revenues, an estimated off-hire time has been deducted, although such estimate may not be reflective of the actual off-hire in the future.